EXCHANGE AGREEMENT

EXCHANGE AGREEMENT, dated as of October 18, 2021 (the “Agreement”), by and between BIORESTORATIVE THERAPIES, INC., a Delaware corporation (the “Company”), and WLW 2004 IRREVOCABLE TRUST FBO JOHN WESTERMAN (the “Holder”).
WHEREAS, the Holder is the holder of a Convertible Promissory Note, dated as of November 16, 2020, issued by the Company to the Holder in the principal amount of $37,808.00 (the “Unsecured Note”).
WHEREAS, the Holder is the holder of a Secured Convertible Promissory Note, dated as of November 16, 2020, issued by the Company to the Holder in the principal amount of $28,356.00 (the “Secured Note”).
WHEREAS, the Unsecured Note and the Secured Note are referred to collectively as the “Notes.”
WHEREAS, the aggregate outstanding principal amount of the Notes is $66,164.00 (the “Aggregate Principal Amount”).
WHEREAS, the maturity date for the payment of the respective principal amounts of the Notes, together with accrued interest thereon, is November 16, 2023 (the “Maturity Date”).
WHEREAS, the Holder is a party to a Security Agreement, dated as of November 16, 2020, by and among the Company, the Holder and Auctus Fund, LLC, as agent, among others (the “Security Agreement”).
WHEREAS, the Holder is the holder of a Common Stock Purchase Warrant (Warrant A), dated as of November 16, 2020, issued by the Company to the Holder for the purchase of 56,712,000 shares of Common Stock of the Company (“Common Stock”) (the “Warrant A”).
WHEREAS, the Holder is the holder of a Common Stock Purchase Warrant (Warrant B), dated as of November 16, 2020, issued by the Company to the Holder for the purchase of 28,356,000 shares of Common Stock (the “Warrant B”).
WHEREAS, the Warrant A and the Warrant B are referred to collectively as the “Warrants”.
WHEREAS, the Company and the Holder are parties to a Registration Rights Agreement, dated as of November 16, 2020 (the “Registration Rights Agreement”).
WHEREAS, in connection with the issuance of the Notes and the Warrants, the Company executed and delivered to Transhare Corp., its transfer agent, a letter, dated November 16, 2020 with regard to, among other things, the reservation of shares of Common Stock issuable upon the conversion of the Notes and the exercise of the Warrants (the “TA Instruction Letter”).
WHEREAS, the Company has filed with the Securities and Exchange Commission a registration statement on Form S-1 (the “Form S-1”) with respect to an underwritten public offering by the Company of its shares of Common Stock (the “Exchange Common Stock”) and warrants for the purchase of shares of Common Stock (the “Exchange Warrants”) and, in connection therewith, the Common Stock and the Exchange Warrants are to be listed on the Nasdaq Capital Market (the “Public Offering”).
WHEREAS, the Company has offered to issue to the Holder Exchange Common Stock and Exchange Warrants (for the avoidance of doubt, the Exchange Warrants to be issued to the Holder shall be in the same form of, and have the same terms as, the Exchange Warrants in the Public Offering (it being understood that the Exchange Warrant issued to the Holder shall be in certificated form and not registered in the name of Depository Trust Company)) in exchange for (a) the amounts payable pursuant to the Notes and (b) the Warrants, subject to the terms and conditions hereof (the “Exchange Offer”) and the Holder desires to accept the Exchange Offer subject to the terms of this Agreement (for the avoidance of doubt, the Exchange Common Stock and the Exchange Warrants to be issued to the Holder, pursuant to this Agreement, are not being registered for resale in the Form S-1 for the Public Offering).
WHEREAS, the above references to number of shares of Common Stock do not give effect to a reverse split of the Common Stock (the “Reverse Split”) contemplated to be effected by the Company prior to or concurrently with the consummation of the Exchange Offer.
NOW, THEREFORE, the parties agree as follows:
1. Exchange.
1.1 Subject to the provisions of Section 1.7, in the event that, on or prior to the Outside Date (as defined below), the Company enters into an underwriting agreement for the Public Offering, then, thereupon, such then outstanding Aggregate Principal Amount of the Notes, together with accrued interest thereon, and the then outstanding Warrants (such then outstanding Aggregate Principal Amount of the Notes, together with accrued interest thereon, and the Warrant Value (as defined below) of such then outstanding Warrants, collectively the “Exchange Balance”) shall be automatically deemed to have been exchanged for the Exchange Common Stock and the Exchange Warrants at an exchange price equal to the gross offering price per unit for the units of Exchange Common Stock and Exchange Warrants pursuant to the Public Offering (the “Exchange Price”) (for the avoidance of doubt, if a unit includes more than one share of the Common Stock in the Public Offering, the Exchange Price shall mean the gross offering price per unit for the units of Exchange Common Stock and Exchange Warrants  pursuant to the Public Offering divided by the number of shares of Common Stock contained in a unit), such that the Holder shall receive an equal amount of both Exchange Common Stock and Exchange Warrants equal to the Exchange Balance divided by the Exchange Price.  For purposes of determining the number of shares of Exchange Common Stock and Exchange Warrants that are to be issued in exchange for the Warrants, each then outstanding Warrant for the purchase of one (1) share of Common Stock (for the avoidance of doubt, this is with respect to the Warrants) shall be deemed to have a value of $0.0005333592 (subject to adjustment for any forward and reverse stock splits, including the Reverse Split, and the like following the date hereof and prior to the consummation of the Exchange Offer) (the “Warrant Value”).  Accordingly, based on there being outstanding, at the time of the consummation of the Exchange Offer (the “Exchange”), Warrants for the purchase of an aggregate of 85,068,000 shares of Common Stock (prior to giving effect to the Reverse Split), the aggregate Warrant Value will be $45,372.  For purposes of this Agreement, the term “Outside Date” shall mean January 31, 2022.
1.2 The Exchange Common Stock shall be issued in book-entry form as provided in this Agreement.  The Exchange Warrants will be delivered by the Company to the Holder within five (5) days of the date of the consummation of the Public Offering (the “Public Offering Consummation”).
1.3 The Holder agrees that, between the date hereof and the earlier of (i) Outside Date or (ii) the date of the Public Offering Consummation, it shall not exercise or transfer any of the Warrants or sell or otherwise dispose of any Common Stock.
1.4 The Holder agrees that, in connection with the Public Offering, it shall enter into a lock-up agreement with the managing underwriter of the Public Offering, upon terms substantially identical to the terms of the lock-up agreements entered into by the Company’s officers and directors in connection therewith, so long as the total period of such lock-up as applicable to the Holder does not exceed four (4) calendar months after the date of the Public Offering Consummation.  Notwithstanding the foregoing, the lock-up agreement shall provide that, in the event, following the two (2) month anniversary of the date of the lock-up agreement, the closing price of the Common Stock is at least 200% of the Exchange Price for at least five (5) consecutive trading days, the lock-up agreement will terminate and the Holder will no longer be bound by the restrictions thereof.
1.5 Notwithstanding anything in this Agreement to the contrary, in the event that the Public Offering Consummation does not occur on or before the Outside Date, (i) this Agreement shall terminate and be of no further force or effect, (ii) the Exchange shall be deemed to have not occurred, (iii) the Exchange Securities shall immediately be cancelled and retired to the Company’s treasury, (iv) the Holder shall retain all of its rights under the Notes and the Warrants, and (v) neither party shall have any rights or obligations hereunder, except that the foregoing shall not be deemed to release either party from liability for any breach by such party of any provision hereof.
1.6 Within five (5) days following the Public Offering Consummation, the Company will deliver to its transfer agent a letter, substantially in the form of the TA Instruction Letter, with regard to the reservation of the shares of Common Stock issuable upon exercise of the Exchange Warrants.
2. Representations, Etc. by the Holder.
The Holder understands and agrees that the Company is relying and may rely upon the following representations, warranties, acknowledgements, consents, confirmations and covenants made by the Holder in entering into this Agreement:

2.1 The Holder recognizes that the acquisition of the Exchange Securities and, in the event of the exercise of the Exchange Warrants, the shares of Common Stock issuable pursuant thereto (together with the Exchange Securities, the “Offered Securities”) involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity with respect to the Offered Securities in that (a) the Holder may not be able to liquidate the Offered Securities in the event of emergency; (b) transferability is extremely limited; and (c) the Holder could sustain a complete loss of its investment.
2.2 The Holder represents and warrants that it (a) is competent to understand and does understand the nature of the Exchange Offer; and (b) is able to bear the economic risk of an acquisition of the Offered Securities.
2.3 The Holder represents and warrants that it is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”).  The Holder meets the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the Accredited Investor Certification contained herein.
2.4 The Holder represents and warrants that it has significant prior investment experience, including investment in restricted securities, and that it has read this Agreement, the Notes and the Warrants in order to evaluate the merits and risks of the Exchange Offer.
2.5 The Holder represents and warrants that it has reviewed the Form S-1 and all other reports, statements and other documents filed by the Company with the Securities and Exchange Commission (collectively, the “SEC Reports”), including, the risk factors set forth therein.  The Holder also represents and warrants that it has been furnished by the Company with all information regarding the Company which it had requested or desired to know; that all documents which could be reasonably provided have been made available for its inspection and review; that it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of the Exchange Offer, and any additional information which it had requested; and that it has had the opportunity to consult with its own tax or financial advisor concerning an acquisition of the Offered Securities.  The Holder confirms that no oral representations have been made or oral information furnished to the Holder or its advisers in connection with the Exchange Offer that are inconsistent in any respect with the SEC Reports, this Agreement, the Notes and the Warrants.
2.6 The Holder acknowledges that the Exchange Offer has not been reviewed by the Securities and Exchange Commission (the “SEC”) because it is intended to be either (a) a non-public offering pursuant to Section 4(a)(2) of the Act and Rule 506 of Regulation D promulgated thereunder or (b) exempt from the registration requirements of the Act pursuant to Section 3(a)(9) thereof.  The Holder represents that the Offered Securities will be acquired for its own account, for investment and not for distribution to others.  The Holder agrees that it will not sell, transfer or otherwise dispose of the Offered Securities, or any portion thereof, unless they are registered under the Act or unless an exemption from such registration is available.
2.7 The Holder consents that the Company may, if it desires, permit the transfer of the Offered Securities by the Holder out of its name only when its request for transfer is accompanied by an opinion of counsel satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state “blue sky” laws (collectively, “Securities Laws”).  The Holder agrees to be bound by any requirements of such Securities Laws.
2.8 The Holder acknowledges and agrees that the Company is relying on the Holder’s representations and warranties contained in this Agreement in determining whether to enter into this Agreement.
2.9 The Holder consents to the placement of a legend on the Offered Securities stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.  The Holder is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Offered Securities.
2.10 The Holder represents and warrants that the address set forth on the signature page is the Holder’s true and correct address.
2.11 The Holder represents and warrants that it is unaware of, is in no way relying on, and did not become aware of, the Exchange Offer through, or as a result of, any form of general solicitation or advertising, including, without limitation, articles, notices, advertisements or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where the attendees have been invited by any such means of general solicitation or advertising.
2.12 The Holder represents and warrants as follows:
(i) if a natural person, the Holder has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof;
(ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, the Holder was not formed for the specific purpose of acquiring the Exchange Securities, it is duly organized, validly existing and in good standing under the laws of the state of its organization, it has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to acquire and hold the Offered Securities, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of the Holder and this Agreement a legal, valid and binding obligation of the Holder; and
(iii) if executing this Agreement in a representative or fiduciary capacity, the Holder has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity for whom the Holder is executing this Agreement, and such individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and acquire the Exchange Securities, and that this Agreement constitutes a legal, valid and binding obligation of such entity.
2.13 The Holder represents and warrants that the execution, delivery and performance of this Agreement do not and will not, with the giving of notice or passage of time or both, or otherwise, violate, constitute a default under, result in a breach of or be in conflict with its charter or other organizational documents or any order, judgment, injunction, agreement or any other restriction to which the Holder is a party or by which it is bound.
2.14 NONE OF THE EXCHANGE SECURITIES OFFERED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE EXCHANGE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. NONE OF THE EXCHANGE SECURITIES HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE SEC REPORTS.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
2.15 The Holder represents and warrants that no commission or other remuneration has been or will be given, directly or indirectly, by the Holder in connection with the Exchange Offer.
2.16 The Holder represents and warrants that the officers, directors, trustees, managers and other controlling parties of the Holder, if any, have not adopted any resolutions relative to the distribution of any of the Offered Securities to its shareholders, members or beneficiaries and they have no present intention to do so.
2.17 The Holder represents and warrants that any information which the Holder has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company.
2.18 If the Public Offering Consummation occurs on or before the Outside Date, (a) the Notes, the Warrants, the Security Agreement and the Registration Rights Agreement, and all rights and obligations of the parties thereunder, shall terminate and be of no further force or effect, (b) the Company shall be authorized to make any filings necessary to terminate the security interests created by the Security Agreement and (c) the Holder shall consent in writing to the termination of the TA Instruction Letters.
2.19 The Holder acknowledges that, in connection with the Public Offering, the Company will need to effect a Reverse Split of its Common Stock in order to satisfy the Nasdaq initial listing requirement as to the minimum bid price of the Common Stock.  The Holder agrees that the Company may effect such Reverse Split upon such terms as it determines are necessary to complete the Public Offering and waives any right to prior notice with regard thereto.
3. Representations by the Company.
The Company represents and warrants to the Holder as follows:
3.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as now conducted.
3.2 The Company has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder.  The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and this Agreement constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.
3.3 The execution, delivery and performance of this Agreement do not and will not, with the giving of notice or the passage of time or both, or otherwise, violate, constitute a default under, result in a breach of or be in conflict with the certificate of incorporation or by-laws of the Company or any order, judgment, injunction, agreement or any other restriction to which the Company is a party or by which it is bound.
4. Miscellaneous.
4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by certified mail (return receipt requested, postage prepaid), or overnight mail or courier, addressed as follows:
To the Company:
40 Marcus Drive, Suite One
Melville, New York 11747
Attn: Chief Executive Officer

With a copy to:
Certilman Balin Adler & Hyman, LLP
90 Merrick Avenue
East Meadow, New York 11554
Attn:  Fred Skolnik, Esq.
To the Holder:  at its address indicated on the signature page of this Agreement or to such other address as to which either party shall notify the other in accordance with the provisions hereof.  Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.
4.2 This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature between them.
4.3 This Agreement shall not be changed, modified or amended except by a writing signed by the party to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.
4.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors, assigns and legal representatives.
4.5 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of Delaware, applicable to agreements to be performed wholly within the State of Delaware.  The Company and the Holder hereby irrevocably consent and submit to the exclusive jurisdiction of any federal or state court located within the State of New York over any dispute arising out of or relating to this Agreement and each party hereby irrevocably agrees that all claims in respect of such dispute or any legal action related thereto may be heard and determined in such courts.  Each of the Company and the Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.
4.6 The headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.
4.7 All references to the neuter gender herein shall likewise apply to the masculine or feminine gender as and where applicable, and vice-versa.
4.8 This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one instrument. Signatures transmitted herein via facsimile or other electronic image shall be deemed original signatures. Upon the execution and delivery of this Agreement by the Holder, this Agreement shall become the binding obligation of the Holder with respect to the acquisition of the Exchange Securities as herein provided.
4.9 Each party agrees (a) to furnish upon request to the other party such further information, (b) to execute and deliver to the other party such other documents and (c) to do such other acts and things, all as such other party may reasonably request for the purpose of carrying out the intent of this Agreement.
4.10 The Holder acknowledges that it has been represented by counsel, or afforded the opportunity to be represented by counsel, in connection with this Agreement.  Accordingly, any rule of law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the Holder.  The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.
[Remainder of page intentionally left blank.  Signature page follows.]

BIORESTORATIVE THERAPIES, INC.

EXCHANGE AGREEMENT

Accredited Investor Certification
(Initial the appropriate box(es))

The Holder represents and warrants that it, he or she is an "accredited investor" based upon the satisfaction of one or more of the following criteria:

_____ (1) he or she is a natural person who has a net worth or joint net worth with his or her spouse in excess of $1,000,000 at the date hereof[1]; or

_____ (2) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or a joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____ (3) he or she is a director or executive officer of the Company; or

_____ (4) it is either (a) a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity, (b) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance company as defined in Section 2(13) of the Securities Act, (d) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act, (e) a small business investment company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the determination to accept the Exchange Offer is made by a plan fiduciary, as defined in Section 3(21) of such act, which plan fiduciary is a bank, savings and loan association, an insurance company or a registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the determination to

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[1] For purposes of calculating net worth:

(i) The Holder's primary residence shall not be included as an asset;

(ii) Indebtedness that is secured by the Holder's primary residence, up to the estimated fair market value of the primary residence at the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the date hereof exceeds the amount outstanding 60 days before the date hereof, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii) Indebtedness that is secured by the Holder's primary residence in excess of the estimated fair market value of the primary residence at the date hereof shall be included as a liability.

7549488.1

accept the Exchange Offer made solely by persons who otherwise meet these suitability standards; or

_____ (5) it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

_____ (6) it is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust or a partnership not formed for the specific purpose of acquiring the Exchange Securities offered hereby, with total assets in excess of $5,000,000; or

__X__ (7) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Exchange Securities, whose determination to accept the Exchange Offer is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the acquisition of the Exchange Securities; or

_____ (8) it is a corporation, partnership or other entity, and each and every equity owner of such entity initials a separate Accredited Investor Certification pursuant to which it, he or she certifies that it, he or she meets the qualifications set forth in either (1), (2), (3), (4), (5), (6) or (7) above.

If the Holder is an INDIVIDUAL, or if the Exchange Securities are being acquired as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

____
Name(s) of Holder

____
Signature of Holder

____
Signature, if jointly held

____
Date

If the Holder is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

WLW 2004 Irrevocable Trust FBO John Westerman
Name of Holder

By: [signature]
Signature of Authorized Representative

John Westerman Trustee
Name and Title of Authorized Representative

10/18/21
Date

7549488.1

IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the day first above written.

BIORESTORATIVE THERAPIES, INC.

By:/s/ Lance Alstodt
Lance Alstodt
President and Chief Executive Officer

If the Holder is an INDIVIDUAL, or if the Exchange Securities are being acquired as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

____
Print Name(s)

____
Social Security Number

____
Signature(s)

____
Address(es)

____
Date

If the Holder is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

WLW 2004 Irrevocable Trust
FBO John Westerman
Name of Partnership, Corporation
Limited Liability Company or Trust

Irrevocable Trust
Type of Entity

By:/s/ John Westerman
Name:John Westerman
Title:Trustee

____
Federal Taxpayer Identification Number

____
Address

Nevada
State of Organization

10/18/21
Date

7549488.1